Exhibit 99.1

Contacts:	Investor Contact: Tom Rathjen Vice President, Investor Relations +1 (408) 789-4458 trathjen@accuray.com	Media Contact: Stephanie Tomei Public Relations Manager +1 (408) 789-4234 stomei@accuray.com

Accuray Reports Record Revenue in Fiscal Fourth Quarter and Fiscal Year Ended 2007

-  Revenue Growth of 166 Percent Year Over Year -
-  Total Backlog Reaches Record Level of $619 Million -

SUNNYVALE, Calif., August 16, 2007 — Accuray Incorporated (Nasdaq: ARAY), the global leader in radiosurgery throughout the body, today announced financial results for the fiscal fourth quarter and full fiscal year ended June 30, 2007.

For the fiscal fourth quarter of 2007, Accuray reported total revenue of $44.0 million, compared to fiscal fourth quarter 2006 total revenue of $21.4 million.  Revenue for the fiscal year ending June 30, 2007 was $140.5 million, a 166 percent increase over total revenue of $52.9 million for fiscal year 2006.

On a generally accepted accounting principles (GAAP) basis, net income for fiscal fourth quarter 2007 was $0.5 million or $0.01 per basic and diluted share, compared to a net loss of $7.9 million, or a loss of $0.49 per basic and diluted share during the same period in 2006.   Net loss for the fiscal year ended June 30, 2007 was $5.6 million, or a loss of $0.18 per basic and diluted share, compared to a net loss of $33.7 million, or a loss of $2.11 per basic and diluted share for fiscal year 2006.

On a non-GAAP basis, which excludes non-cash stock-based compensation charges, net income for the fourth quarter of fiscal 2007 was $3.3 million, or $0.05 per diluted share.  Non-GAAP net income for the fiscal year ended June 30, 2007 was $2.6 million, or $0.05 per diluted share.

On a GAAP basis, operating loss for the fourth quarter 2007 was $419,000 and for the fiscal year ended June 30, 2007 was $8.5 million.  On a non-GAAP basis which excludes non-cash stock-based compensation charges, operating income was $3.4 million for the fourth quarter of fiscal 2007 and $4.1 million for the fiscal year ended June 30, 2007.

At the end of fiscal 2007, backlog increased to approximately $619 million, with approximately $321 million associated with CyberKnife® System contracts and approximately $298 million associated with services and other recurring revenue.  Backlog is defined as signed contracts that the Company believes have a substantially high probability of being booked as revenue.

Services revenue for the fiscal fourth quarter of 2007 was $5.7 million compared with $1.8 million during the fourth quarter in 2006, a 217 percent increase.  Full fiscal year 2007 services revenue was $16.9 million, a 248 percent increase over the $4.8 million reported for fiscal year 2006.

 “The Accuray team and I are very pleased with our strong financial performance, including record revenue, fourth quarter profitability and record backlog.  Accuray’s clinical programs and R&D efforts are rapidly expanding utilization of the CyberKnife System, fueling the impressive momentum that Accuray is experiencing today,” said Euan S. Thomson, Ph.D., president and chief executive officer of Accuray, Incorporated.  “The CyberKnife System is the established brand leader in the rapidly expanding radiosurgery market.   Its dramatic growth in extracranial usage, particularly for lung and prostate tumors, is driving greater acceptance among the medical community.  Our strong fourth quarter provides solid momentum as we start an exciting new fiscal year.”

At the end of fiscal 2007, the Company had increased its cash position to $204.8 million.

As of June 30, 2007, there were 109 CyberKnife systems installed worldwide, with 71 in the Americas, 12 in Europe, 15 in Japan and 11 in the remainder of the Asia Pacific region.

Non-GAAP Financial Information

The Company presents information regarding net income and operating income on a non-GAAP basis.   In computing non-GAAP operating income and net income, the Company has excluded non-cash stock-based compensation charges.  The Company believes that the presentation of net income and operating income excluding non-cash stock-based compensation charges is relevant information that may be used by analysts, investors and other interested parties in assessing the Company’s financial performance.  The Company’s management also uses this information to evaluate the operational performance of the Company.  The non-GAAP financial information presented in this release may vary from non-GAAP financial measures used by other companies.  In addition, non-GAAP financial information should not be viewed as a substitute for financial data prepared in accordance with GAAP.

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Conference Call Information

Accuray will hold a conference call for financial analysts and investors today, August 16, 2007 at 2:00 p.m. PT / 5:00 p.m. ET.  During the conference call, Accuray management will discuss fiscal 2007 results and comment on fiscal 2008 revenue outlook.  The conference call dial-in numbers are (800) 565-5442 (USA) or +1 (913) 312-1298 (International), Access Code: 6562437.  A live webcast of the call will also be available from the Investor Relations section on the corporate website at http://www.accuray.com.   In addition, a recording of the call will be available by calling (888) 203-1112 (USA) or +1 (719) 457-0820 (International), Access Code: 6562437, beginning at 6:00 p.m. PT / 9:00 p.m. ET, August 16, 2007 and will be available through August 30, 2007.  A webcast replay will also be available from the Investor Relations section of the corporate website at http://www.accuray.com from approximately 5:30 p.m. PT / 8:30 p.m. ET, today, through Accuray’s release of fiscal first quarter 2008 results, ending on September 29, 2007.

About the CyberKnife® Robotic Radiosurgery System

The CyberKnife Robotic Radiosurgery System is the world’s only robotic radiosurgery system cleared by the FDA to treat tumors anywhere in the body non-invasively and with sub-millimeter accuracy. Using continual image guidance technology and computer controlled robotic mobility, the CyberKnife System automatically tracks, detects and corrects for tumor and patient movement in real-time throughout the treatment. This enables the CyberKnife System to deliver precise, high-dose radiation, minimizing damage to surrounding healthy tissue and eliminating the need for invasive head or body stabilization frames.

About Accuray

Accuray Incorporated (Nasdaq: ARAY) based in Sunnyvale, Calif., is the global leader in the field of radiosurgery throughout the body, dedicated to providing an improved quality of life and a non-surgical treatment option for those diagnosed with cancer.  Accuray develops and markets the CyberKnife Robotic Radiosurgery System, which extends the benefits of radiosurgery to include extracranial tumors, including those in the spine, lung, prostate, liver and pancreas.   The CyberKnife System has been used to treat more than 35,000 patients worldwide and as of June 30, 2007, 109 systems had been installed in leading hospitals in the Americas, Europe and Asia.  For more information, please visit www.accuray.com.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this press release, including statements as to financial guidance including realization of backlog, procedure growth and market acceptance, product development, clinical studies, regulatory review and approval, and commercialization of products, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak

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only as of the date the statements are made and are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. You should not put undue reliance on any forward-looking statements. Important factors that could cause actual performance and results to differ materially from the forward-looking statements we make include: fluctuations in results of operations;  reimbursement for the CyberKnife procedure; market acceptance of our products; government approvals of our products; intellectual property protection for our products; competing products; funding requirements; and other risks detailed from time to time under the heading “Risk Factors” in our report on Form 10-Q for the quarterly period ended March 30, 2007 as may be updated from time to time by our other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual performance or results may vary materially from any future performance or results expressed or implied by these forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws.

©2007 Accuray Incorporated. All rights reserved.  Accuray, the Accuray logo, CyberKnife, Synchrony, Xsight and RoboCouch are among trademarks or registered trademarks of Accuray Incorporated.

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Accuray Incorporated
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three months ended		Years ended
	June 30,		June 30,
	2007	2006	2007	2006
Net revenue:
Products	$34,729	$15,739	$110,320	$36,089
Shared ownership programs	2,842	2,285	10,090	8,145
Services	5,651	1,785	16,860	4,848
Other	772	1,591	3,182	3,815
Total net revenue	43,994	21,400	140,452	52,897
Cost of revenue:
Costs of products	13,100	8,208	43,363	18,531
Costs of shared ownership programs	672	661	2,637	2,513
Costs of services	4,781	1,074	12,269	3,948
Costs of other	525	1,034	2,144	2,500
Total cost of revenue	19,078	10,977	60,413	27,492
Gross profit	24,916	10,423	80,039	25,405
Operating expenses:
Selling and marketing	10,765	7,915	37,889	25,186
Research and development	7,510	4,737	26,775	17,788
General and administrative	7,060	5,684	23,915	15,923
Total operating expenses	25,335	18,336	88,579	58,897
Loss from operations	(419)	(7,913)	(8,540)	(33,492)
Interest and other income, net	2,180	117	3,530	56
Income (loss) before provision for income taxes and cumulative effect of change in accounting principle	1,761	(7,796)	(5,010)	(33,436)
Provision for income taxes	1,259	62	1,444	258
Income (loss) before cumulative effect of change in accounting principle	502	(7,858)	(6,454)	(33,694)
Cumulative effect of change in accounting principle, net of tax of $0	—	—	838	—
Net income (loss)	$502	$(7,858)	$(5,616)	$(33,694)

Net income (loss) per common share, basic and diluted:
Basic
Income (loss) before cumulative effect of change in accounting principle	$0.01	$(0.49)	$(0.21)	$(2.11)
Cumulative effect of change in accounting principle	—	—	0.03	—
Basic net income (loss) per share	$0.01	$(0.49)	$(0.18)	$(2.11)

Diluted
Income (loss) before cumulative effect of change in accounting principle	$0.01	$(0.49)	$(0.21)	$(2.11)
Cumulative effect of change in accounting principle	—	—	0.03	—
Diluted net income (loss) per share	$0.01	$(0.49)	$(0.18)	$(2.11)

Weighted average common shares outstanding used in computing net income (loss) per share:
Basic	53,732	16,141	30,764	15,997
Diluted	62,553	16,141	30,764	15,997

Cost of revenue, selling and marketing, research and development, and general and administrative expenses include stock-based compensation charges as follows:
Cost of revenue	$357	$222	$1,205	$863
Selling and marketing	$1,055	$651	$3,958	$2,569
Research and development	$839	$354	$2,448	$1,574
General and administrative	$1,604	$780	$5,016	$3,237

Accuray Incorporated
Unaudited Reconciliation of GAAP to Non-GAAP Consolidated Statement of Operations
(in thousands, except per share data)

	Three months ended June 30,
	2007			2006
	GAAP	FAS 123R Effects	Non-GAAP	As reported
Net revenue:
Products	$34,729	$—	$34,729	$15,739
Shared ownership programs	2,842	—	2,842	2,285
Services	5,651	—	5,651	1,785
Other	772	—	772	1,591
Total net revenue	43,994	—	43,994	21,400
Cost of revenue:
Costs of products	13,100	(357)	12,743	8,208
Costs of shared ownership programs	672	—	672	661
Costs of services	4,781	—	4,781	1,074
Costs of other	525	—	525	1,034
Total cost of revenue	19,078	(357)	18,721	10,977
Gross profit	24,916	357	25,273	10,423
% of total revenue	56.6%	0.8%	57.4%	48.7%
Operating expenses:
Selling and marketing	10,765	(1,055)	9,710	7,915
Research and development	7,510	(839)	6,671	4,737
General and administrative	7,060	(1,604)	5,456	5,684
Total operating expenses	25,335	(3,498)	21,837	18,336
Income (loss) from operations	(419)	3,855	3,436	(7,913)
% of total revenue	-1.0%	8.8%	7.8%	-37.0%
Interest and other income, net	2,180	—	2,180	117
Income before provision for income taxes	1,761	3,855	5,616	(7,796)
Provision for income taxes	1,259	1,101	2,360	62
Net income	$502	$2,754	$3,256	$(7,858)

Net income per common share, basic and diluted:
Basic net income per share	$0.01	$0.05	$0.06	$(0.49)
Diluted net income per share	$0.01	$0.04	$0.05	$(0.49)

Weighted average common shares outstanding used in computing net income per share:
Basic	53,732		53,732	16,141
Diluted	62,553		62,553	16,141

Accuray Incorporated
Unaudited Reconciliation of GAAP to Non-GAAP Consolidated Statement of Operations

 (in thousands, except per share data)

	Years ended June 30,
	2007			2006
	GAAP	FAS 123R Effects	Non-GAAP	As reported
Net revenue:
Products	$110,320	$—	$110,320	$36,089
Shared ownership programs	10,090	—	10,090	8,145
Services	16,860	—	16,860	4,848
Other	3,182	—	3,182	3,815
Total net revenue	140,452	—	140,452	52,897
Cost of revenue:
Costs of products	43,363	(1,205)	42,158	18,531
Costs of shared ownership programs	2,637	—	2,637	2,513
Costs of services	12,269	—	12,269	3,948
Costs of other	2,144	—	2,144	2,500
Total cost of revenue	60,413	(1,205)	59,208	27,492
Gross profit	80,039	1,205	81,244	25,405
% of total revenue	57.0%	0.9%	57.8%	48.0%
Operating expenses:
Selling and marketing	37,889	(3,958)	33,931	25,186
Research and development	26,775	(2,448)	24,327	17,788
General and administrative	23,915	(5,016)	18,899	15,923
Total operating expenses	88,579	(11,422)	77,157	58,897
Income (loss) from operations	(8,540)	12,627	4,087	(33,492)
% of total revenue	-6.1%	9.0%	2.9%	-63.3%
Interest and other income, net	3,530	—	3,530	56
Income (loss) before provision for income taxes and cumulative effect of change in accounting principle	(5,010)	12,627	7,617	(33,436)
Provision for income taxes	1,444	3,606	5,050	258
Income (loss) before cumulative effect of change in accounting principle	(6,454)	9,021	2,567	(33,694)
Cumulative effect of change in accounting principle, net of tax of $0	838	(838)	—	—
Net income (loss)	$(5,616)	$8,183	$2,567	$(33,694)

Net income (loss) per common share, basic and diluted:
Basic
Income (loss) before cumulative effect of change in accounting principle	$(0.21)	$0.29	$0.08	$(2.11)
Cumulative effect of change in accounting principle	0.03	(0.03)	—	—
Basic net income (loss) per share	$(0.18)	$0.26	$0.08	$(2.11)

Diluted
Income (loss) before cumulative effect of change in accounting principle	$(0.21)	$0.26	$0.05	$(2.11)
Cumulative effect of change in accounting principle	0.03	(0.03)	—	—
Diluted net income (loss) per share	$(0.18)	$0.23	$0.05	$(2.11)

Weighted average common shares outstanding used in computing net income (loss) per share:
Basic	30,764		30,764	15,997
Diluted	30,764		55,611	15,997

Accuray Incorporated
Unaudited Condensed Consolidated Balance Sheets

(in thousands, except share amounts)

	June 30,	June 30,
	2007	2006
Assets
Current assets:
Cash and cash equivalents	$204,830	$27,856
Restricted cash	—	1
Accounts receivable, net of allowance for doubtful accounts of $20 at both June 30, 2007 and 2006	10,105	11,698
Inventories	16,984	10,100
Prepaid expenses and other current assets	7,937	3,512
Deferred cost of revenue—current	30,709	4,810
Total current assets	270,565	57,977
Property and equipment, net	23,937	21,945
Goodwill	4,495	4,495
Intangible assets, net	1,184	1,446
Deferred cost of revenue and other noncurrent assets	31,928	52,760
Total assets	$332,109	$138,623
Liabilities, temporary equity and stockholders’ equity (deficiency)
Current liabilities:
Accounts payable	$14,147	$4,726
Accrued expenses	17,240	15,055
Customer advances and deferred revenue	90,656	41,979
Total current liabilities	122,043	61,760
Long-term liabilities:
Customer advances and deferred revenue	84,623	130,214
Total liabilities	206,666	191,974

Temporary equity
Redeemable convertible preferred stock, no par value; Authorized: 30,000,000 shares; issued and outstanding: none and 17,419,331 at June 30, 2007 and 2006, respectively; liquidation amount: none and $40,354 at June 30, 2007 and 2006, respectively.	—	27,504
Stockholders’ equity (deficiency)
Preferred stock, $0.001 par value; Authorized: 5,000,000 shares and none at June 30, 2007 and 2006, respectively; no shares issued and outstanding.	—	—
Common stock, $0.001 par value and no par value at June 30, 2007 and 2006, respectively; Authorized: 100,000,000 and 70,000,000 shares at June 30, 2007 and 2006, respectively; issued and outstanding: 53,798,643 and 16,243,150 shares at June 30, 2007 and 2006, respectively.	53	13,276
Additional paid-in capital	251,637	43,988
Notes receivable from stockholders	—	(206)
Deferred stock-based compensation	—	(17,272)
Accumulated other comprehensive loss	10	—
Accumulated deficit	(126,257)	(120,641)
Total stockholders’ equity (deficiency)	125,443	(80,855)
Total liabilities, temporary equity and stockholders’ equity (deficiency)	$332,109	$138,623